SEGMENT REPORTING	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
SEGMENT REPORTING
20. SEGMENT REPORTING
We have one operating and reporting segment: HVAC/R distribution. This sole line of business focuses exclusively on the distribution of air conditioning, heating, and refrigeration equipment and related parts and supplies. Our single reportable segment entity is managed on a consolidated basis, with the CEO serving as the CODM. On a monthly basis the CODM reviews financial information presented on a consolidated basis, as reported in the consolidated statements of income, and uses consolidated operating income and net income to assess performance and allocate resources. Significant expenses within operating income and net income include cost of sales and selling, general and administrative expenses, which are each separately presented in the consolidated statements of income. Other segment items within net income include interest and income taxes. See Note 21 for geographical information.